SHENKMAN CAPITAL FUNDS DISCIPLINE DRIVES PERFORMANCE®
Shenkman Capital Short Duration High Income Fund
Class A: SCFAX
Class C: SCFCX
Class F: SCFFX
Institutional Class: SCFIX

Supplement dated May 26, 2020, to the
Summary Prospectus dated January 28, 2020

The relevant information under the sections entitled "Principal Investment Risks" on page 4 of the Fund's Summary Prospectus is deleted and replaced with the following:

Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

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Please retain this supplement for your reference.